UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

CANNABIS SCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28911	91-1869677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6946 N Academy Blvd, Suite B #254 Colorado Springs, CO	80918
(Address of principal executive offices)	(Zip Code)

1.888.889.0888

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.03

Material Modification to Rights of Security Holders

On August 12, 2014, Cannabis Science, Inc. (the “Company”) filed an Amendment to Certificate of Designation with the Nevada Secretary of State amending the previously filed Certificate of Designation of Series A Preferred Stock (the "Certificate of Designation).  The Company filed the amendment to the Certificate of Designation to amend the voting rights to grant the holders of the Series A Preferred Stock 67% voting power.  The amendment was approved by the Company’s Board of Directors as well as the holder of the Series A Preferred Stock which constitute a majority vote.  The foregoing description of the amendment to the voting rights of the Series A Preferred Stock is qualified in its entirety by the provisions of the Amendment to Certificate of Designation filed as Exhibit 3.1 hereto.

Item 9.01

Financial Statements And Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS SCIENCE, INC.

Date: August 13, 2014	By:	/s/ Dr. Dorothy Bray
Dr. Dorothy Bray, President & C.E.O.

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